Exhibit 99.1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13D-1(K)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing an additional joint filing agreement. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This joint filing agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Date: June 18, 2019	WARBURG PINCUS PRIVATE EQUITY X, L.P.

	By:	Warburg Pincus X, L.P., its general partner
	By:	Warburg Pincus X GP L.P., its general partner
	By:	WPP GP LLC, its general partner
	By:	Warburg Pincus Partners, L.P., its managing member
	By:	Warburg Pincus Partners GP LLC, its general partner
	By:	Warburg Pincus & Co., its managing member

	By:	/s/ Steven G. Glenn
		Name:	Steven G. Glenn
		Title:	Partner

WARBURG PINCUS X PARTNERS, L.P.

	By:	Warburg Pincus X, L.P., its general partner
	By:	Warburg Pincus X GP L.P., its general partner
	By:	WPP GP LLC, its general partner
	By:	Warburg Pincus Partners, L.P., its managing member
	By:	Warburg Pincus Partners GP LLC, its general partner
	By:	Warburg Pincus & Co., its managing member

	By:	/s/ Steven G. Glenn
		Name:	Steven G. Glenn
		Title:	Partner

WARBURG PINCUS X GP L.P.

	By:	WPP GP LLC, its general partner
	By:	Warburg Pincus Partners, L.P., its managing member
	By:	Warburg Pincus Partners GP LLC, its general partner
	By:	Warburg Pincus & Co., its managing member

	By:	/s/ Steven G. Glenn
		Name:	Steven G. Glenn
		Title:	Partner

WARBURG PINCUS X, L.P.

By:	Warburg Pincus X GP L.P., its general partner
By:	WPP GP LLC, its general partner
By:	Warburg Pincus Partners, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Steven G. Glenn
	Name:	Steven G. Glenn
	Title:	Partner

WPP GP LLC

By:	Warburg Pincus Partners, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Steven G. Glenn
	Name:	Steven G. Glenn
	Title:	Partner

WARBURG PINCUS PARTNERS, L.P.

By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Steven G. Glenn
	Name:	Steven G. Glenn
	Title:	Partner

WARBURG PINCUS PARTNERS GP LLC

By:	Warburg Pincus & Co., its managing member

By:	/s/ Steven G. Glenn
	Name:	Steven G. Glenn
	Title:	Partner

WARBURG PINCUS & CO.

By:	/s/ Steven G. Glenn
	Name:	Steven G. Glenn
	Title:	Partner

WARBURG PINCUS LLC

By:	/s/ Steven G. Glenn
	Name:	Steven G. Glenn
	Title:	Managing Director

CHARLES R. KAYE

By:	/s/ Steven G. Glenn
Charles R. Kaye
By:	Steven G. Glenn, Attorney-in-Fact*

JOSEPH P. LANDY

By:	/s/ Steven G. Glenn
Joseph P. Landy
By:	Steven G. Glenn, Attorney-in-Fact*

* The Power of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities & Exchange Commission on July 12, 2016 as an exhibit to the Schedule 13D filed by WEX Inc. and is hereby incorporated by reference.